Name of Subscriber	Agreement No.

SUBSCRIPTION AGREEMENT

MediaMorph, Inc.

Private Sale of Securities

Consisting of $600,000 of Units

“Best Efforts – All or None” Basis

Offering Price - $50,000 per Unit

Twelve Units of Securities

Each Unit consisting of 200,000 shares of Common Stock and

Common Stock Purchase Warrants entitling the holder to purchase 200,000 shares of Common Stock.

In the event you decide not to participate in this offering please return this Subscription Agreement to the principal office of the Company as set forth below.

THIS SUBSCRIPTION AGREEMENT CONTAINS MATERIAL NONPUBLIC INFORMATION CONCERNING MEDIAMORPH, INC. AND IS PREPARED SOLELY FOR THE USE OF THE OFFEREE NAMED ABOVE. ANY USE OF THIS INFORMATION FOR ANY PURPOSE OTHER THAN IN CONNECTION WITH THE CONSIDERATION OF AN INVESTMENT IN THE SECURITIES OFFERED HEREBY MAY SUBJECT THE USER TO CRIMINAL AND CIVIL LIABILITY.

THE SECURITIES OFFERED HEREBY ARE HIGHLY SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK AND IMMEDIATE DILUTION AND MAY BE PURCHASED ONLY BY PERSONS WHO QUALIFY AS “ACCREDITED INVESTORS” UNDER RULE 501 (a) OF REGULATION D UNDER THE SECURITIES ACT.

THIS DOCUMENT HAS NOT BEEN FILED WITH OR REVIEWED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER COMMISSION OR REGULATORY AUTHORITY, AND HAS NOT BEEN FILED WITH OR REVIEWED BY THE ATTORNEY GENERAL OF ANY STATES NOR HAS ANY SUCH COMMISSION, AUTHORITY OR ATTORNEY GENERAL DETERMINED WHETHER IT IS ACCURATE OR COMPLETE OR PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MEDIAMORPH, INC.

July 27, 2007

CONFIDENTIAL SUBSCRIPTION AGREEMENT

INSTRUCTIONS:

Items to be delivered by all Investors:

a.	One (1) completed and executed Subscription Agreement, including the Investor Questionnaire.
b.

Payment in the amount of subscription, by wire transfer of funds or check. All checks should be made payable to “Becker & Poliakoff, LLP, Escrow Account for MediaMorph, Inc.” in the total amount of the Units subscribed for.

c.	Wired funds should be made according to directions from the Company.

THE SUBSCRIBER IS RESPONSIBLE FOR ALL WIRE TRANSFER FEES IMPOSED BY THE SUBSCRIBER’S BANK.

ALL DOCUMENTS SHOULD BE RETURNED TO:

Meyers Associates, LP

Attention: Eileen Slitkin

45 Broadway, 2nd Floor

New York, New York 10006

THE FOLLOWING EXHIBITS ARE ANNEXED TO

AND FORMS PART OF THIS SUBSCRIPTION AGREEMENT:

EXHIBIT A: INVESTOR QUESTIONNAIRE

EXHIBIT B: FORM OF WARRANT

EXHIBIT C: BUSINESS PLAN DATED AS OF JUNE 20, 2007

SUBSCRIPTION AGREEMENT

The undersigned (the “Subscriber”) hereby subscribes to purchase from MediaMorph, Inc., a Delaware corporation (the “Company”), certain of the Company’s securities, as described herein, for a total purchase price of $600,000. The Company is offering hereby (the “Offering”) twelve units (the “Units”) of its securities on a “best efforts – all or none” basis as to the entire Offering. Each Unit consists of 200,000 shares of Common Stock (the “Common Shares”) and 200,000 warrants to purchase Common Stock (the “Warrants”). As used herein, the Units, Common Shares, Warrants and Warrant Shares (as defined below) may be collectively referred to as the “Securities”.

Article I

SALE OF UNITS

1.1 Sale of Units; Offering Period.

(a) Subject to the terms and conditions hereof and on the basis of the representations and warranties hereinafter set forth, the Company hereby agrees to issue and sell to the Subscriber and the Subscriber agrees to purchase from the Company, upon Closing, the Units as described herein for the Purchase Price as set forth on the signature page of this Subscription Agreement executed by the Subscriber. The number of Common Shares purchased hereunder by a Subscriber shall be as specified on the signature page of this Subscription Agreement executed by the Subscriber. The Company may reject any subscription in whole or in part. The Units being offered consist of a total of 2,400,000 Common Shares, par value $.001 per share and 2,400,000 Warrants. The Units are being offered on a “best efforts – all or none” basis at a purchase price of $50,000 per Unit (the “Purchase Price”). The Common Shares contained in the Units are being offered and sold at a per share price of $0.25 and the Warrants contained in the Units are exercisable at $0.35 per share for a period of six months following the Closing and at $0.50 thereafter. See “Description of Warrants” below for additional information regarding the terms of the Warrants. This Offering is only being made to “accredited investors” (as defined in Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”)) in reliance upon an exemption from registration under Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder, and on similar exemptions under applicable state laws. The Units may be purchased, in part or their entirety, by officers and directors of the Company. Subscribers may purchase partial Units upon the consent of the Company and the Financial Advisor (as defined below).

(b) The Units are being offered during the offering period commencing on the date hereof and terminating on the earlier of (a) 5:00 p.m. (New York time) on August 27, 2007 unless extended by the Company and the Financial Advisor for an additional period of up to thirty (30) days (the “Offering Period”). The minimum subscription amount is $50,000.

1.2 Best Efforts – All or Note Offering; Closing.

(a) The Units are being offered on a “best efforts – all or none” basis and there can be no assurance that any or all of the Units being offered will be sold. All proceeds received by the Company from Subscribers for the Units offered hereby will be deposited in a non-interest bearing escrow account established by Becker & Poliakoff, LLP, counsel to the Company, pending the receipt of subscriptions for the entire Offering amount.

(b) If the Units are subscribed for prior to the termination of the Offering Period, a closing (the “Closing”) will be held as soon as practicable thereafter (the “Closing Date”) and the funds held in escrow will be released to the Company. Funds received by the Company, but not cleared, prior to the termination of the Offering Period, will be allowed to clear after such date. If all of the Units offered hereby are not sold by the expiration of the Offering Period, this Offering shall be cancelled and all funds received by the Company shall be returned to each investor without interest or penalty. Officers, directors and employees of the Company and/or the Financial Advisor (defined below) may purchase Units in the

Offering, which purchases may be used to satisfy the minimum Offering amount. The Closing of the transactions contemplated hereunder shall be deemed to occur at the offices of Becker & Poliakoff, LLP, 45 Broadway, 11th Floor, New York, New York 10006, or at such other place as shall be mutually agreeable to the parties, at 11:00 a.m., New York Time, on the Closing Date.

1.3 High Risk Investment. This investment is speculative and should only be made by investors who can afford the risk of loss of their entire investment. The proceeds from the sale of the Units will be used to fund short term capital needs to enable the Company to maintain operations until additional funding is received. The Company intends to sell additional equity or debt securities after the completion of this transaction to further fund its operations. Unless the Company is successful in completing these additional funding transactions, the Company may be forced to significantly curtail its operations and the Subscribers will lose their entire investment.

1.4 Financial Advisor; Compensation. The Company intends to engage a registered broker-dealer to serve as its financial advisor (the “Financial Advisor”), for the sale of the Units and compensate such Financial Advisor for its services in acting a financial advisor in connection with this Offering by paying an advisory fee of $75,000 to the Financial Advisor, in addition to the Financial Advisor’s reasonable expenses incurred in connection with the Offering, upon the closing of the Offering. If the Offering is completed, the Financial Advisor shall have a right of first refusal for a period of 48 months from the final Closing Date to serve as the Company’s agent on any subsequent financing transaction, including public or private offerings of equity or debt securities, excluding commercial bank financing arrangements and grants from federal, state or local government entities. If the Financial Advisor fails to accept such offer within five (5) business days after the mailing of a notice containing such offer by registered mail addressed to them, then the Financial Advisor shall have no further claim or right with respect to the financing proposal contained in such notice. If, however, the terms of such proposal are subsequently modified in any material respect, the preferential right referred to herein shall apply to such modified proposal as if the original proposal had not been made. The failure of the Financial Advisor to exercise its preferential right with respect to any particular proposal shall not affect its preferential rights relative to future proposals. Our Financial Advisor, Meyers Associates, LP beneficially owns an aggregate of 1,200,000 shares of the Company’s common stock immediately prior to the Offering.

1.5 Description of Warrants. The following discussion is subject to the terms and conditions of the Warrants, a copy of which is annexed hereto as Exhibit B, and Subscribers are referred to the form of the Warrant for more detailed information.

(a) Each Warrant will entitle the holder to purchase one share of Common Stock (“Warrant Shares”) at an initial exercise price of $0.35 per share for a period of six months following the Closing. Thereafter, the exercise price of the Warrant will adjust to $0.50 for the duration of the warrant exercise term. If the Warrant is exercised within the initial six month period following closing, the Warrant holder will be issued, for each Warrant exercised, one Warrant Share and one new warrant to purchase an additional share of Common Stock (a “Series A Warrant”). Each Series A Warrant will entitle the holder to purchase one share of Common Stock at an initial exercise price of $0.50 per share. Each Series A Warrant that may be issued will expire five years from the effective date of the Registration Statement (defined below).

(b) The exercise price of the Warrant and the Series A Warrants are subject to adjustment in the event we (A) declare a dividend or make a distribution on our common stock in shares of our common stock, (B) subdivide or reclassify the outstanding shares of common stock into a greater number of shares, (C) combine or reclassify the outstanding common stock into a smaller number of shares, or (D) issue shares of Common Stock or other equity securities at a price below the effective purchase price per Common Share contained in the Units. The Warrants may be exercised in whole or in part at any time following the final Closing date until such date that is the five year anniversary date of the effective date of the registration statement contemplated to be filed by the Company pursuant to this Subscription Agreement (the “Registration Statement”). The Warrants and Series A Warrants may be

exercised on a cashless basis in the event the Registration Statement is not declared effective within twelve months of the final Closing, or such Registration Statement is not maintained effective for the specified period.

(b) Commencing after the effective date of the Registration Statement, the Company, at its option, may redeem some or all of the Warrants and Series A Warrants upon not less than thirty (30) days nor more than sixty (60) days prior written notice to the holder thereof at a redemption price of $0.01 per Warrant (or Series A Warrant) only in the event that the closing bid price of our Common Stock is at least 200% of the exercise price for twenty (20) consecutive trading days ending within fifteen (15) days prior to the date of the notice of redemption and the Warrant Shares (including Warrant Shares issuable upon exercise of the Series A Warrants) are covered by the Registration Statement. A holder may exercise the Warrants or Series A Warrants during the period from the date of notice of redemption until 5:00 Eastern Time on the business day immediately preceding the redemption date.

1.6 Closing Matters. At each Closing the following actions shall be taken:

(a) each Subscriber shall deliver its Purchase Price in immediately available United States funds to the escrow account established for the Offering; and

(b) the Company shall deliver certificates representing the Common Shares and Warrants subscribed for to each Subscriber; and

(c) each of the Company and the Subscriber shall deliver to the other signed copies of this Agreement and the Subscriber shall deliver to the Company a completed and executed Investor Questionnaire.

1.7 Use of Proceeds. The Company intends to use the proceeds derived from this Offering to satisfy its working capital requirements, research and development for the building of a prototype, and general corporate purposes. Management reserves the right to utilize the net proceeds of the Offering in a manner in the best interests of the Company. The amount of the net proceeds that will be invested in particular areas of the Company’s business will depend upon future economic conditions and business opportunities. To the extent that the Company continues to incur losses from operations, such losses will be funded from its general funds, including the net proceeds of this Offering.

1.8 Subscription Procedures. Upon execution of this Subscription Agreement, or as soon thereafter as practicable, the Company will cause certificates representing the Securities to be issued to the Subscriber. The Units are being offered by the Company pursuant to Section 4(2) of the Securities Act and Regulation D thereunder only to “accredited investors” as such term is defined under Regulation D of the Securities Act.

The Company will advise the Subscriber, on a timely basis after receipt of an executed Subscription Agreement, whether the Subscriber’s subscription has been accepted or rejected. If the subscription is rejected, a Subscriber’s funds will be returned to the Subscriber as promptly as practicable, without interest or deduction, and the subscription will be canceled and will be of no further force or effect. If this subscription is rejected, the Subscriber agrees to return to the Company this Subscription Agreement and all other documents concerning the sale of the Units. The Subscriber may not withdraw its subscription or any amount paid pursuant thereto except as otherwise provided below.

All subscriptions must be made by the execution and delivery of this Subscription Agreement. By executing the Subscription Agreement, each Subscriber will represent, among other things, that (a) it is acquiring the Securities being purchased by it for its own account, for investment purposes and not with a view towards resale or distribution and (b) immediately prior to the purchase, such Subscriber satisfies the eligibility requirements set forth in the Subscriber’s Questionnaire. Notwithstanding the foregoing representations, the Company has the right to revoke the offer made herein and to refuse to sell Units to a particular Subscriber for any reason.

In addition, since each Subscriber will be subject to certain restrictions on the sale, transferor, and disposition of the Units as set forth in the Subscription Agreements, a Subscriber must be prepared to bear the economic risk of an investment in the Securities for an indefinite period of time. A Subscriber will not be permitted to transfer or dispose of the Securities, unless they are registered or unless such transaction is exempt from registration under the Securities Act and other applicable securities laws, and in the case of a purportedly exempt sale, such Subscriber provides (at its own expense) an opinion of counsel satisfactory to us that such exemption is, in fact, available. Certificates representing the Common Shares, Warrants and Warrant Shares contained in the Units will bear a legend relating to such restrictions on transfer.

Officers, directors and employees of the Company and/or the Financial Advisor (defined below) may purchase Units in the Offering, which purchases may be used to satisfy the minimum Offering amount. Subscriptions are not binding on the Company until it accepts them. The Company may refuse any subscription for any reason by giving written notice to the Subscriber by personal delivery or first-class mail. In the Company’s sole discretion, it may establish a limit on the purchase of Units by a particular Subscriber. The Company reserves the right to withdraw this Offering at any time prior to acceptance of the subscriptions received. Subscribers may purchase partial Units upon the consent of the Company and the Financial Advisor.

1.9 Subscriber Information

(a)	Name(s) of SUBSCRIBER(s):

(b)	Principal Amount of Units Subscribed for:	$_______________
(c)	Accredited Investor Status

The Subscriber acknowledges and agrees that the offering and sale of the Units are intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof and/or Regulation D promulgated thereunder. In accordance therewith and in furtherance thereof, the Subscriber represents and warrants to and agrees with the Company as follows [Please check statements applicable to the Subscriber]:

The Subscriber is an Accredited Investor because the Subscriber is (check appropriate item):

☐	a bank as defined in Section 3(a)(2) of the Act;
☐	a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act;
☐	a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 as amended (the “Exchange Act”);
☐	an insurance company as defined in Section 2(13) of the Act;

☐	an investment company registered under the Investment Company Act of 1940, as amended or a business development company as defined in Section 2(a)(48) of such act;
☐	a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;
☐

an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

☐	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;
☐

an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐	a natural person whose individual net worth or joint net worth with that person’s spouse, at the time of his purchase exceeds $l,000,000;
☐

a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐

a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Exchange Act; or

☐

an entity in which all of the equity owners are accredited investors. (If this alternative is checked, the Subscriber must identify each equity owner and provide statements signed by each demonstrating how each qualifies as an accredited investor.)

☐

a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, if such plan has total assets in excess of $5,000,000

☐	a director or officer of the Company.
(d)	Additional Information.

The Subscriber has completed the signature page to this Subscription Agreement and the Questionnaire annexed at Exhibit A to this Subscription Agreement.

Article II

REPRESENTATIONS AND WARRANTIES OF COMPANY

The Company hereby represents and warrants to the Subscribers as of the date of this Agreement as follows:

(A) The Company is duly organized, validly existing and in good standing under the laws of its state of incorporation, with all requisite power and authority to own, lease, license, and use its properties and assets and to carry out the business in which it is engaged, except where the failure to have or be any of the foregoing may not be expected to have a material adverse effect on the Company’s presently conducted businesses. The Company is not in violation of any of the provisions of its certificate of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to transact the business in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing or use of property or assets or the conduct of its business make such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in (i) a material and adverse effect on the legality, validity or enforceability of this Agreement, (ii) a material and adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company, taken as a whole, or (iii) an adverse impairment to the Company’s ability to perform on a timely basis its obligations hereunder (any of (i), (ii) or (iii), a “Material Adverse Effect”).

(B) The Company is currently authorized to issue 100,000,000 shares of Common Stock, $.001 par value per share and 20,000,000 shares of Preferred Stock, $0.001 par value per share. As of the date hereof, there are 4,800,000 shares of Common Shares and no shares of Preferred Stock issued and outstanding, of which 129,729 are reserved for issuance to members of the Company’s advisory board, when such individuals are identified. In addition, the Company has established the 2007 Equity Incentive Plan pursuant to which an aggregate of 500,000 shares of Common Stock are reserved for issuance thereunder. Except as described in this Agreement, no securities of the Company are entitled to preemptive or similar rights, and no entity or person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement unless any such rights have been waived. The issue and sale of the Securities will not (except pursuant to their terms thereunder), immediately or with the passage of time, obligate the Company to issue shares of Common Stock or other securities to any entity or person and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. Except as a result of the purchase and sale of the Securities and except for employee stock options under the Company’s stock option plans, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issue and sale of the Units will not obligate the Company to issue any securities to any person (other than the Subscribers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

(C) The Company has the requisite corporate power and authority to enter into, deliver and consummate the transactions contemplated by this Agreement, to issue and sell the Units and deliver the Common Shares and Warrants, and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation by it of the transactions contemplated thereby have been duly authorized by the Company and no further action is required by the Company in connection therewith. When executed and delivered by the Company, this Agreement will constitute the legal, valid and binding obligation of the Company, enforceable as to the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance or transfer, moratorium or other laws or court decisions, now or hereinafter in effect, relating to or affecting the rights of creditors generally and as may be limited by general principles of equity and the discretion of the court having jurisdiction in an enforcement action (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(D) The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person or entity in connection with the execution, delivery and performance by the Company of this Agreement or the issuance, sale or delivery of the Securities other than (i) any filings required by state securities laws, (ii) the filing of a Notice of a Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, and (iii) those that have been made or obtained prior to or contemporaneously with the date of this Agreement.

(E) The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) violate, conflict with, or constitute a default or breach (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(F) The Common Shares and Warrants have been duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, will not be issued in violation of any preemptive or other rights of stockholders, and will be issued free and clear of all liens and encumbrances, other than restrictions on transfer under applicable securities laws.

(G) Litigation. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding inquiry, notice of violation, or investigation before any court, governmental or administrative agency or regulatory body (federal, state, county, local or foreign), or arbitrator having jurisdiction over the Company, or any of its affiliates that would challenge the legality, validity or enforceability of this Agreement and/or the Offering, or otherwise affect the execution by the Company or the performance by the Company of its obligations under this Agreement, and all other agreements entered into by the Company relating hereto. Further, there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates which litigation if adversely determined could have a Material Adverse Effect on the Company.

(H) Defaults. The Company is not in violation of its Certificate of Incorporation or By-Laws. The Company is (i) not in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a Material Adverse Effect on the Company, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) to its knowledge in violation of any statute, rule or regulation of any governmental authority which violation would have a Material Adverse Effect on the Company.

(I) No Undisclosed Liabilities. The Company has no liabilities or obligations which are material, individually or in the aggregate, which are not disclosed in the Subscription Agreement, other than those incurred in the ordinary course of the Company’s businesses since the date of the Company’s incorporation and which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect on the Company’s financial condition.

(J) No Undisclosed Events or Circumstances. There has been no event or circumstance that has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Reports.

(K) Title to Assets. The Company has good and marketable title in fee simple to all real property owned by it that is material to the business of the Company, and good and marketable title in all personal property owned by them that is material to the business of the Company, in each case free and clear of all liens, charges, security interests, encumbrances, rights of first refusal or other restrictions (collectively “Liens”) except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company are held by them under valid, subsisting and enforceable leases with which the Company is in material compliance.

(L) Registration Rights. Except for the Subscribers, no person has any right to cause the Company to effect the registration under the 1933 Act of any securities of the Company.

(M) Chief Executive Officer. The Company has entered into a two-year employment agreement with its Chief Executive Officer, Michael Sid, pursuant to which, the Chief Executive Officer agreed, subject to the terms of such employment agreement, to devote substantially all of his business time and attention to the affairs of the Company and, to the extent necessary to discharge the responsibilities assigned hereunder, use his best efforts in the performance of his duties for the Company and any subsidiary corporation of the Company.

Article III

REPRESENTATIONS AND WARRANTIES OF SUBSCRIBERS

By signing this Agreement, each undersigned Subscriber hereby represents and warrants to the Company as follows as an inducement to the Company to accept the subscription of the Subscriber:

(A) The Subscriber acknowledges and agrees that (i) the offering and sale of the Securities are intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder, (ii) the Securities have not been registered under the Securities Act and (iii) that the Company has represented to the Subscriber (assuming the veracity of the representations of the Subscriber made herein and in the Questionnaire annexed hereto at Exhibit A) that the Securities have been offered and sold by the Company in reliance upon an exemption from registration provided in Section 4(2) of the Securities Act and Regulation D thereunder. In accordance therewith and in furtherance thereof, the Subscriber represents and warrants to and agrees with the Company that it is an accredited investor (as defined in Rule 501 promulgated under the Securities Act) for the reason indicated in Article I of this Subscription Agreement.

(B) The Subscriber hereby represents and warrants that the Subscriber is acquiring the Securities hereunder for its own account for investment and not with a view to distribution, and with no present intention of distributing the Securities or selling the Securities for distribution. The Subscriber understands that the Securities are being sold to the Subscriber in a transaction which is exempt from the registration requirements of the Securities Act. Accordingly, the Subscriber acknowledges that it has been advised that the Securities have not been registered under the Securities Act and are being sold by the Company in reliance upon the veracity of the Subscriber’s representations contained herein and upon the exemption from the registration requirements provided by the Securities Act and the securities laws of all applicable states. The Subscriber’s acquisition of the Securities shall constitute a confirmation of the foregoing representation and warranty and understanding thereof.

(C) The Subscriber (or its “Purchaser Representative” if any) has such knowledge and experience in financial and business matters as is required for evaluating the merits and risks of making this investment, and the Subscriber or its Purchaser Representative(s) has received such information requested by the Subscriber concerning the business, management and financial affairs of the Company in order to evaluate the merits and risks of making this investment. Further, the Subscriber acknowledges that the Subscriber has had the opportunity to ask questions of, and receive answers from, the officers of the Company concerning the terms and conditions of this investment and the Company’s operations. The Subscriber has had access to all additional information relating to the organization, operation and business of the Company and of the Company’s contracts, agreements and obligations needed to verify the accuracy of any information contained herein or any other information about the Company and has taken all the steps necessary to evaluate the merits and risks of an investment in the Company. Except as set forth in this Agreement, no representation or warranty is made by the Company to induce the Subscriber to make this investment, and any representation or warranty not made herein or therein is specifically disclaimed and no information furnished to the Subscriber or the Subscriber’s advisor(s) in connection with the sale were in any way inconsistent with the information stated herein. The Subscriber further understands and acknowledges that no person has been authorized by the Company to make any representations or warranties concerning the Company, including as to the accuracy or completeness of the information contained in this Agreement.

(D) The Subscriber is making the foregoing representations and warranties with the intent that they may be relied upon by the Company in determining the suitability of the sale of the Securities to the Subscriber for purposes of federal and state securities laws. Accordingly, each Subscriber represents and warrants that the information stated herein is true, accurate and complete, and agrees to notify and supply corrective information promptly to the Company as provided above if any of such information becomes inaccurate or incomplete. The Subscriber has completed this Agreement and Questionnaire, has delivered it herewith and represents and warrants that it is accurate and true in all respects and that it accurately and completely sets forth the financial condition of the Subscriber on the date hereof. The Subscriber has no reason to expect there will be any material adverse change in its financial condition and will advise the Company of any such changes occurring prior to the closing or termination of the Offering.

(E) The Subscriber is not subscribing for any of the Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Subscriber in connection with investments in Securities generally.

(F) The Subscriber has received certain information regarding the Company, including this Agreement and the exhibits hereto and other accompanying documents of the Company receipt of which is hereby acknowledged. The Subscriber has carefully reviewed all information provided to it and has carefully evaluated and understands the risks described therein related to the Company and an investment in the Company, and understands and has relied only on the information provided to it in writing by the Company relating to this investment. No agent prepared any of the information to be delivered to prospective investors in connection with this transaction. Prospective investors are advised to conduct their own review of the business, properties and affairs of the Company before subscribing to purchase the Securities.

(G) The Subscriber also understands and agrees that, although the Company will use its best efforts to keep the information provided in this Agreement strictly confidential, the Company or its counsel may present this Agreement and the information provided in answer to it to such parties as they may deem advisable if called upon to establish the availability under any federal or state securities laws of an exemption from registration of the private placement or if the contents thereof are relevant to any issue in any action, suit or proceeding to which the Company or its affiliates is a party, or by which they are or may be bound or as otherwise required by law or regulatory authority.

(H) The individual signing below on behalf of any entity hereby warrants and represents that he/she is authorized to execute this Agreement on behalf of such entity. If an individual, the Subscriber has reached the age of majority in the state in which the Subscriber resides and is a bona fide resident of such state. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite action, if any, in respect thereof on the part of Subscribers and no other proceedings on the part of Subscribers are necessary to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Subscribers and constitutes a valid and binding obligation of Subscribers, enforceable against Subscribers in accordance with its terms (subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity (whether applied in a proceeding in equity or at law)).

(I) The Subscriber is aware that the offering of the Securities involves securities for which no trading market exists, thereby requiring any investment to be maintained for an indefinite period of time. The purchase of the Securities involves risks which the Subscriber has evaluated, and the Subscriber is able to bear the economic risk of the purchase of such Securities and the loss of its entire investment. The undersigned is able to bear the substantial economic risk of the investment for an indefinite period of time, has no need for liquidity in such investment and can afford a complete loss of such investment. The Subscriber’s overall commitment to investments that are not readily marketable is not, and his acquisition of the Securities will not cause such overall commitment to become, disproportionate to his net worth and the Subscriber has adequate means of providing for its current needs and contingencies. The Subscriber is fully aware that: (i) the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold unless the Securities are subsequently registered or an exemption from such registration is available; (ii) no guarantee can be given that the Company will ever be able to register any of the Securities for resale under the Securities Act or any state securities laws; and (iii) the Subscriber is acquiring the Securities for investment and not with a view to the resale or distribution thereof.

(J) The Subscriber acknowledges and agrees that this offering is being made on a “best efforts – all or none” basis and that there can be no assurance that any of the Units will be sold. The Subscriber acknowledges and understands that no commitment has been made by anyone to purchase any or all of the Units offered hereby and that to the extent that fewer than the minimum number of Units are sold, the Subscribers’ money will be returned to them.

(K) In entering into this Agreement and in purchasing the Securities, the Subscriber further acknowledges that:

(i) The Company has informed the Subscriber that the Securities have not been offered for sale by means of general advertising or solicitation and the Subscriber acknowledges that it has either a pre-existing personal or business relationship with either the Company or any of its officers, directors or controlling person, of a nature and duration such as would enable a reasonable prudent investor to be aware of the character, business acumen, and general business and financial circumstances of the Company and an investment in the Securities.

(ii) Neither the Securities nor any interest therein may be resold by the Subscriber in the absence of a registration under the Securities Act or an exemption from registration. In particular, the

Subscriber is aware that all of the foregoing described Securities will be “restricted securities”, as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144, unless the conditions thereof are met. Other than set forth in this Agreement, the Company has no obligation to register any securities purchased or issuable hereunder.

(iii) The following legends (or similar language) shall be placed on the certificate(s) or other instruments evidencing the Shares, Warrants, Series A Warrants and Warrant Shares:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

(iv) The Company may at any time place a stop transfer order on its transfer books against the Securities. Such stop order will be removed, and further transfer of the Securities will be permitted, upon an effective registration of the respective Securities, or the receipt by the Company of an opinion of counsel satisfactory to the Company that such further transfer may be effected pursuant to an applicable exemption from registration.

(L) The Company has employed its own legal counsel in connection with the Offering. The Subscribers have not been represented by independent counsel in connection with the preparation of this Agreement or the terms of this Offering and no investigation of the merits or fairness of the Offering has been conducted on behalf of the Subscribers. Prospective Subscribers should consult with their own legal, tax and financial advisors with respect to the Offering made pursuant to this Agreement.

(M) _____________ (insert name of Purchaser Representative: if none leave blank) has acted as the Subscriber’s Purchaser Representative for purposes of the private placement exemption under the Act. If the Subscriber has appointed a Purchaser Representative (which term is used herein with the same meaning as given in Rule 501(h) of Regulation D), the Subscriber has been advised by his Purchaser Representative as to the merits and risks of an investment in the Company in general and the suitability of an investment in the Securities for the Subscriber in particular.

(N) The undersigned hereby acknowledges that officers, affiliates, employees and directors of the Company and/or the Financial Advisor may purchase Securities in the Offering.

(O) It never has been represented, guaranteed or warranted by any Financial Advisor, the Company, any of the officers, directors, stockholders, partners, employees or agents of the Company, or any other persons, whether expressly or by implication, that: (i) the Company or the Subscribers will realize any given percentage of profits and/or amount or type of consideration, profit or loss as a result of the Company’s activities or the Subscriber’s investment in the Company; or (ii) the past performance or experience of the management of the Company, or of any other person, will in any way indicate the predictable results of the ownership of the Securities or of the Company’s activities.

(P) The Subscriber acknowledges that any delivery to it of this Agreement relating to the Securities prior to the determination by the Company of its suitability as a Subscriber shall not constitute an offer of the Securities until such determination of suitability shall be made, and the Subscriber hereby agrees that it shall promptly return this Agreement and the other Offering documents to the Company upon request. The Subscriber understands that the Company shall have the right to accept or reject this subscription in whole or in part. Unless this subscription is accepted in whole or in part by the Company, this subscription shall be deemed rejected in whole.

(Q) The execution, delivery and performance by the Subscriber of this Subscription Agreement will not constitute a breach of any term or provision of, or a default under, (i) any outstanding indenture, mortgage, loan agreement or other similar contract or agreement to which the Subscriber is a party or by which the Subscriber or its property is bound, (ii) any law, rule or regulation, or (iii) any order, writ, judgment or decree having applicability to Subscriber. No consent, license, approval or authorization of any governmental body, authority, bureau or agency is required on the part of the Subscriber in connection with the execution, delivery and performance of this Subscription Agreement or the consummation of the transactions contemplated hereby or thereby.

(R) The Subscriber is not associated with a member of the National Association or Securities Dealers, Inc. (“NASD”) nor has the Subscriber ever been licensed by the NASD. The Subscriber has never been suspended or censured by any federal, state or other regulatory authority nor has the Subscriber ever been a statutorily disqualified person as that term is defined under Section 3(a)(39) of the Securities Exchange Act of 1934, as amended, and no proceeding or investigation of any kind or nature, formal or informal, is threatened or pending that could result in the Subscriber being barred, suspended, or censured by the (i) NASD; (ii) SEC; (iii) any state securities agency or other regulatory authority; or (iv) being designated as a statutorily disqualified person as indicated above.

Article IV

RISK FACTORS

The Subscriber acknowledges that it has been advised of the following:

Dilution

To the extent that the Company obtains additional financing through the issuance of additional equity securities, any such issuance may involve substantial dilution to the Company’s then-existing stockholders. Additionally, to the extent that the Company incurs indebtedness or issues debt securities, the Company will be subject to all of the risks associated with incurring substantial indebtedness, including the risks that interest rates may fluctuate and cash flow may be insufficient to pay principal and interest on any such indebtedness. Any inability to obtain additional financing in a timely manner will have a material adverse effect on the Company that could require the Company to significantly curtail or possibly cease its operations.

We may fail to effectively manage growth.

As with all expanding businesses, the potential exists that growth will occur rapidly. If we are unable to effectively manage this growth, our business and operating results could suffer. Anticipated growth in future operations may place a significant strain on management systems and resources. In addition, the integration of new personnel will continue to result in some disruption to ongoing operations. The ability to effectively manage growth in a rapidly evolving market requires effective planning and management processes. We will need to continue to improve operational, financial and managerial controls, reporting systems and procedures, and will need to continue to expand, train and manage our work force.

No Operating History.

The Company was formed in April 2007 and has no operating history on which you can base an evaluation of its business and prospects. The Company has only recently commenced organizing its operations and has no revenues to date. As a software development company in its early stages, we face increased risks, uncertainties, expenses and difficulties. You should consider an investment in the Company in light of these risks, uncertainties, expenses and difficulties. Such risks include: the evolving and unpredictable nature of our business; our ability to anticipate and adapt to a developing market(s) and to technological changes; acceptance by consumers of our software products; the ability to identify, attract and retain qualified personnel; the ability to develop and upgrade our technology and information systems; and our ability to provide superior customer service. We may be unable to successfully overcome these risks which could harm our business.

No Generated Revenue; Short-Term Losses

There can be no assurance that the Company will earn profits or generate positive cash flows from operations in the future, or that profitability, if achieved, will be sustained. The Company’s success will ultimately depend on its ability to generate revenues in amounts sufficient to permit the operations and development activities to be financed by revenues instead of external financing. There can be no assurance that future revenues will be sufficient to generate the required funds needed to operate the business profitably. The Company expects to incur short-term losses due to the fact that it is a development state company in a developing market. The Company must invest heavily in marketing, promotion and the development of its technology and business. As a result, the Company will incur substantial operating losses for the foreseeable future. There can be no assurance that the Company will earn profits or generate positive cash flows from operations in the future, or that profitability, if achieved, will be sustained. There can be no assurance that future revenues will be sufficient to generate the required funds needed to operate the business profitably.

Competition.

The Company intends to engage in the highly competitive businesses of software development and to provide technical support services for such businesses. The Company intends to compete with such major competitors as BrightCove, Roo Networks and Vignette Corp. These companies have substantially more experience and greater sales, as well as greater financial and distribution resources than MediaMorph. The most significant factor which forms the basis upon which we intend to compete is the potential of our software, including its advanced capabilities and ease of use. There can be no assurance that we can effectively compete in the future. The software development industry, in which we are engaged is intensely competitive and is characterized by constant pricing pressures and rapid product adaption, improvement and technological change resulting in relatively short product lives and early product obsolescence. Competition is primarily based on product lines and availability, price, delivery and other support services. Our ability to compete favorably is, in significant part, dependent upon our ability to control costs, react appropriately and in a timely manner to short-term and long-term trends and to competitively price our products while preventing erosion of our margins. There is no assurance that we will be able to do so.

Dependence Upon Executive Officers.

Our success is largely dependent upon the services of our Chairman of the Board, Shahid Khan and Chief Executive Officer, Michael Sid. The loss of the services of one or more of these individuals would have a material adverse affect on our business and prospects. We intend to enter into a long-term employment agreement with Mr. Sid.

No Present Market for Securities.

There is presently no market for the Securities being offered hereby and no assurances are given that a market will develop subsequent to this offering. While we may undertake an initial offering of our securities, there can be no assurance that such an offering will occur.

No Assurance of Subsequent Offering; Insufficient Proceeds; Lack of Revenues; Need for Additional Financing.

The Company’s ability to implement its business plan and maintain operations is dependent upon its ability to raise additional capital through the successful completion of this offering, additional offerings or through some other source. There can be no assurance that this offering will be completed or of the amount of money which may be raised. Moreover, any additional financing beyond this offering will have a dilutive effect on the present equity interests in the Company. In the event such financings are not completed, we will not have adequate funds to continue in business. There is no assurance that our business activities will result in sufficient ongoing revenues to provide profits to us, or that additional financing, if needed, will be available to us or, if available, on satisfactory terms.

Need to Protect Intellectual Property

Our performance and ability to compete are dependent to a significant degree on our proprietary technology. Our proprietary software is protected by common law copyright laws, as opposed to registration under copyright statutes. Common law protection may be narrower than that which we could obtain under registered copyrights. As a result, we may experience difficulty in enforcing our copyrights against certain third party infringements. The source code for our proprietary software is protected as a trade secret. As part of our confidentiality-protection procedures, we generally enter into agreements with our employees and consultants and limit access to, and distribution of, our software, documentation and other proprietary information. There can be no assurance that the steps we have taken will prevent misappropriation of our technology or that agreements entered into for that purpose will be enforceable. The laws of other countries may afford us little or no protection of our intellectual property. We also rely on a variety of technology that we license from third parties, including our database and Internet server software, which is used in our web site to perform key functions. There can be no assurance that these third party technology licenses will continue to be available to us on commercially reasonable terms, if at all. The loss of or inability to maintain or obtain upgrades to any of these technology licenses could result in delays in completing software enhancements and new development until equivalent technology could be identified, licensed or developed and integrated. Any such delays would materially and adversely affect our business.

Risks Associated with an Evolving Business

The Company is in the process of structuring its business. The Company is seeking to develop and promote new and complementary opportunities, services and products, which may include entering into strategic relationships, expanding operations, and acquiring businesses, technologies, services or products, or funding investments or other relationships believed to be strategic. There can be no assurance that the Company will be able to expand its operations in a cost-effective or timely manner or that any such efforts will maintain or increase overall market acceptance. Furthermore, the launch of any new business or service that is not favorably received by customers could damage the Company’s reputation and diminish the value of its brand name. Expansion of operations in this manner would also require significant additional expenses and development, operations and other resources and would strain the Company’s management, financial and operational resources. The lack of market acceptance of such services or the Company’s inability to generate satisfactory revenues from such expanded services to offset their cost could have a material adverse effect on the Company’s business.

Arbitrary Offering Terms.

We arbitrarily determined the terms of the Securities in this Offering. The terms of these Securities were not the result of any arms-length negotiation, do not bear any relationship to the assets, book value, results of operations, net worth, or other objective criteria of value applicable to us and should not be considered an indication of the actual value of the Company.

No Independent Counsel.

The Subscribers have not been represented by independent counsel in connection with the preparation of this Subscription Agreement and no investigation of the merits or fairness of this Offering has been conducted on behalf of Subscribers. Prospective Subscribers should consult with their own legal, tax and financial advisors with respect to the Offering. The Company has retained its own counsel and such counsel is not acting on behalf of the Subscribers.

Forward Looking Information

This Subscription Agreement and the exhibits annexed hereto contain certain forward looking information within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, which generally can be identified by the use of forward-looking terminology such as “believes”, “expects”, “may”, “will”, “should”, or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussion of strategy that involve risks an uncertainties. Management wishes to caution each Subscriber that these forward-looking statements and other statements contained herein regarding matters that are not historical facts, are only predictions and estimates regarding future events and circumstances. This information is based on various assumptions by the management which may not prove to be correct.

All of these assumptions are inherently subject to significant uncertainties and contingencies, many of which are beyond the control of our Company. Accordingly, there can be no assurance that actual results will meet expectations or will not be materially lower than the results contemplated in this Subscription Agreement.

Article V

INDEMNIFICATION

5.1 Indemnification by the Company. The Company agrees to defend, indemnify and hold harmless the Subscribers and shall reimburse Subscribers for, from and against each claim, loss, liability, cost and expense (including without limitation, interest, penalties, costs of preparation and investigation, and the reasonable fees, disbursements and expenses of attorneys, accountants and other professional advisors) (collectively, “Losses”) directly or indirectly relating to, resulting from or arising out of any untrue representation, misrepresentation, breach of warranty or non-fulfillment of any covenant, agreement or other obligation by or of the Company contained herein or in any certificate, document, or instrument delivered to Subscribers pursuant hereto.

5.2 Indemnification by Subscribers. Subscribers agrees to defend, indemnify and hold harmless the Company and shall reimburse The Company for, from and against all Losses directly or indirectly relating to, resulting from or arising out of any untrue representation, misrepresentation, breach of warranty or non-fulfillment of any covenant, agreement or other obligation of the Subscribers contained herein or in any certificate, document or instrument delivered to the Company pursuant hereto.

5.3 Procedure. The indemnified party shall promptly notify the indemnifying party of any claim, demand, action or proceeding for which indemnification will be sought under Sections 4.1 or 4.2 of this Agreement, and, if such claim, demand, action or proceeding is a third party claim, demand, action or proceeding, the indemnifying party will have the right at its expense to assume the defense thereof using counsel reasonably acceptable to the indemnified party. The indemnified party shall have the right to participate, at its own expense, with respect to any such third party claim, demand, action or proceeding. In connection with any such third party claim, demand, action or proceeding, Subscribers and the

Company shall cooperate with each other and provide each other with access to relevant books and records in their possession. No such third party claim, demand, action or proceeding shall be settled without the prior written consent of the indemnified party, which shall not be unreasonably withheld. If a firm written offer is made to settle any such third party claim, demand, action or proceeding and the indemnifying party proposes to accept such settlement and the indemnified party refuses to consent to such settlement, then: (i) the indemnifying party shall be excused from, and the indemnified party shall be solely responsible for, all further defense of such third party claim, demand, action or proceeding; and (ii) the maximum liability of the indemnifying party relating to such third party claim, demand, action or proceeding shall be the amount of the proposed settlement if the amount thereafter recovered from the indemnified party on such third party claim, demand, action or proceeding is greater than the amount of the proposed settlement.

ARTICLE VI

ADDITIONAL AGREEMENTS BY THE PARTIES

6.1 Registration Rights

The Subscriber and the Company agree that the Subscriber shall be entitled to the registration rights with respect to the Securities as set forth in this Section 6.1

(a) Definition of Registrable Securities. As used in this Section 6.1, the term “Registrable Security” means (i) each Common Share issued in accordance with this Subscription Agreement; (ii) the Warrant Shares issuable upon exercise of the Warrants and Series A Warrants issued pursuant to this Subscription Agreement; (iii) any securities issued upon any stock split or stock dividend in respect thereof; and (iv) shares of Common Stock which may be issued from time to time by the Company (with any adjustments) in replacement of, in exchange for or otherwise in respect of the Common Shares or the Warrant Shares. Notwithstanding the foregoing, however, with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination; (A) it has been effectively registered under the Securities Act and disposed of pursuant thereto; (B) registration under the Securities Act is no longer required for subsequent public distribution of such security; or (C) it has ceased to be outstanding. The term “Registrable Securities” means any and/or all of the securities falling within the foregoing definition of a Registrable Security. In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of Registrable Security as is appropriate in order to prevent any dilution or increase of the rights granted pursuant to this Clause (a) as determined in good faith by the Board of Directors.

(b) Required Registration. On or prior to the date that is the 60th calendar day following the final Closing Date (the “Filing Date”), the Company shall prepare and file with the U.S. Securities and Exchange Commission (the “Commission”) a Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 promulgated by the Commission under the Securities Act of 1933. The Registration Statement shall be on Form SB-2 (or on another appropriate form for such purpose). The Company shall use commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, no later than the earlier of: (a)(i) the 180th calendar day following the Filing Date; and (ii) the fifth business day following the date on which the Company is notified by the Commission that the initial Registration Statement will not be reviewed or is no longer subject to further review and comments. The Company shall use commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the date which is the earlier of (i) two years after the date that the Registration Statement is declared effective by the Commission (the “Effective Date”), (ii) at such time as all of the Registrable Securities have been publicly sold by the Holders, or (iii) at such time as all of the Registrable Securities may be sold pursuant to Rule 144(k) (the “Effectiveness Period”).

(c) Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Subscriber written notice of such determination and, if within fifteen days after receipt of such notice, any such Subscriber shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Subscriber requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights as described herein. If an offering in connection with which a Subscriber is entitled to registration under this Section 6.1(c) is an underwritten offering, then each Subscriber whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed to by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering. If a registration pursuant to this Section 6.1(c) is to be an underwritten public offering and the managing underwriter(s) advise the Company in writing that, in their reasonable good faith opinion, marketing or other factors dictate that a limitation on the number of shares of Common Stock which may be included in the Registration Statement is necessary to facilitate and not adversely affect the proposed offering, then the Company shall include in such registration: (1) first, all securities the Company proposes to sell for its own account, (2) second, up to the full number of securities proposed to be registered for the account of the holders of securities entitled to inclusion of their securities in the Registration Statement by reason of demand registration rights, and (3) third, the securities requested to be registered by the Subscriber and other holders of securities entitled to participate in the registration, as of the date hereof, drawn from them pro rata based on the number each has requested to be included in such registration. The Company may withdraw the registration at any time. Notwithstanding the foregoing, if the registration statement filed by the Company is pursuant to an underwritten offering each Subscriber shall enter into an underwriting agreement in customary form with the underwriter and provide such information regarding the Subscriber that the underwriter shall reasonably request in connection with the preparation of the prospectus describing such offering, including completion of NASD Questionnaires.

(d) Liquidated Damages. If: (i) the Registration Statement required by Section 6.1(b) is not declared effective by the Commission on or prior to its required Effectiveness Date, or (ii) after its Effective Date, without regard for the reason thereunder or efforts therefore, such Registration Statement ceases for any reason to be effective and available to the Subscriber as to all Registrable Securities to which it is required to cover at any time prior to the expiration of its Effectiveness Period for an aggregate of more than an aggregate of 20 business days during any twelve month period (which need not be consecutive) (any such failure or breach being referred to as an “Event,” and for purposes of clause (i) the date on which such Event occurs, or for purposes of clause (ii) the date which such 20 business day-period is exceeded, being referred to as “Event Date”), then, in addition to any other rights available to the Subscribers under this Agreement or under applicable law; within five (5) calendar days from the end of each month in which an Event occurs or continues, the Company shall pay to each Subscriber an amount in cash, as liquidated damages and not as a penalty, equal to 1% of purchase price paid by each Subscriber for each full month in which an Event occurred or continued and pro-rata for any partial month in which an Event occurred or continued, until the applicable Event is cured, but in no event for a period of time greater than ten (10) consecutive months, for any Event. At the option of the Company, the Company may, in lieu of making the cash payments referred to in this Section 6.1(d), issue to each Subscriber upon any Event and monthly anniversary thereof, an amount in shares common stock (an “Event Issuance”) equal to 1% of the purchase price paid by such Subscriber pursuant to this Agreement, subject to the limitations set forth below, based on the five-day average of the closing bid price of the Company’s common stock as reported on the principal trading market for the Company’s Common Stock for the five business days immediately preceding the date of the Event or applicable monthly anniversary thereof. In the event shares of Common Stock are issued to the Subscriber pursuant to this provision, such shares shall also be deemed Registrable Securities covered by the terms of this Registration Rights Agreement. Notwithstanding the foregoing, however, the Company shall be obliged to pay the liquidated damages amounts to the Subscribers in cash in the event that any one of the following events or conditions exists: (i) the payment to be made in Common Stock causes the number of shares of Common Stock beneficially owned by any Subscriber to exceed 4.99% of the total number of shares of Common Stock then outstanding; (ii) the Registration Statement shall have been declared effective and is subject to a stop order or such other suspension imposed by the Commission; and (iii) the Common Stock is not listed for trading on either of the OTC Bulletin Board, Nasdaq National Market, the Nasdaq SmallCap Market, the American Stock Exchange or the New York Stock Exchange or trading in the Common Stock on such market or exchange has been suspended.

(e) Subscriber Obligations. No Event shall be deemed to occur or continue in the event such Event is caused by delays which are solely attributable to (i) changes required by the Subscribers in the Registration Statement with respect to information relating to the Subscribers, (ii) the failure of the Subscribers to conduct their review of the Registration Statement, or (iii) the resolution of comments from the SEC pertaining to the Financial Advisor or Subscribers. Each Subscriber agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex A (a “Selling Holder Questionnaire”). The Company shall not be required to include the Registrable Securities of a Subscriber in a Registration Statement and shall not be required to pay any liquidated or other damages hereunder to such Subscriber who fails to furnish to the Company a fully completed Selling Holder Questionnaire at least one business day prior to the Filing Date.

(f) Covenants with Respect to Registration. In connection with the registration in which the Registrable Securities are included, the Company covenants and agrees as follows:

(A) The Company shall use its best efforts to have the registration statement declared effective as soon as possible after filing, and shall furnish each Subscriber such number of prospectuses as shall reasonably be requested. In addition, the Company shall file such amendments as may be required from time to time, in order to keep any registration statement filed under this section effective as provided herein.

(B) The Company shall pay all costs (excluding fees and expenses of Holder(s) counsel and any underwriting or selling commissions), fees and expenses in connection with the registration statement filed pursuant hereto including, without limitation, the Company’s legal and accounting fees, printing expenses, blue sky fees and expenses.

(C) Upon the reasonable written request of a Subscriber, the Company will take all necessary action which may be required in qualifying or registering the Registrable Securities included in the registration statement, for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Subscriber(s), provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

(D) The Company shall indemnify each Subscriber of Registrable Securities to be sold pursuant to the registration statement and each person, if any, who controls such Holder within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), against all loss, claim, damage, expense or liability (including all reasonable expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement, except to the extent arising under paragraph (E) below.

(E) Each Subscriber of Registrable Securities to be sold pursuant to a registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and any underwriter, and each person, if any, who controls the Company or such underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against all loss, claim, damage or reasonable expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising (I) from information furnished by or on behalf of such Subscriber, or their successors or assigns, for specific inclusion in such registration statement or (II) as a result of use by the Subscriber of a registration statement that the Subscriber was advised to discontinue; provided, however, that in no event shall any indemnity hereunder exceed the net proceeds from the offering received by such Subscriber.

(F) The foregoing registration rights shall be contingent on the Subscribers furnishing the Company with such appropriate information (relating to the intentions of such Subscribers) as the Company shall reasonably request in writing.

(g) Covenants of the Subscribers. In addition to its obligation to accurately and completely complete and return the Selling Securityholder Questionnaire, each Subscriber shall comply with the obligations described herein:

(A) Each Subscriber by such Subscriber’s acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Subscriber has notified the Company in writing of such Subscriber’s election to exclude all of such Subscriber’s Registrable Securities from such Registration Statement.

(B) Each Subscriber agrees that, upon receipt of any notice from the Company of the happening of (i) the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose or (ii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, such Subscriber will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Subscriber’s receipt of such documents or other notice from the Company that the Subscribers may continue disposing of Registrable Securities pursuant to the Registration Statement.

(C) Each Subscriber agrees not to take any action to cause such Subscriber to become a registered broker-dealer, as defined under the Exchange Act.

6.2 Anti-Dilution Protection.

(a) Anti-Dilution Rights. If during the period commencing on the final Closing and ending upon the first to occur of (i) the twelve month anniversary of the final Closing Date and (ii) the effective date of the Registration Statement, the Company sells additional shares of Common Stock in a capital raising transaction, or securities convertible into or exercisable for shares of common stock (or agrees to modify any such securities which are outstanding prior to Closing) (collectively, the “New Shares”) for a purchase price or conversion or exercise price that is less than the per share Purchase Price without the consent of the Subscribers, then the Company shall issue, for each such occasion, subject to the exceptions set forth below, such number of additional shares of Common Stock so that per share Purchase Price of the Shares issued hereunder to a Subscriber (of only the Shares still owned by the Subscriber) is equal to such other lower price per share. The Company and Subscriber agree and acknowledge that the effective per Share Purchase Price of the Common Shares sold pursuant to this Agreement is $0.25. The number of additional Shares issued to each Subscriber pursuant to this anti-dilution protection will be rounded down to the nearest whole share and no fractional shares will be issued.

(b) Exemptions. Notwithstanding the foregoing, the following issuances and transactions by the Company (collectively referred to herein as an “Exempt Issuance”) shall not result in any issuance of additional shares of Common Stock to Subscribers in the Offering: (i) upon the exercise or conversion of any warrants, options or convertible securities issued and outstanding as of the date hereof or issued hereafter under a Company Stock Option Plan (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like, and net of any repurchases of such Units or cancellations or exemptions of such options, warrants or other rights); (ii) shares of Common Stock issued hereunder or issuable upon exercise of warrants issued in connection with the Offering; (iii) shares of Common Stock (or securities convertible into or exercisable for shares of Common Stock) which may be issued to consultants, vendors, advisors or distributors to the Company as consideration for services provided to the Company or to third parties in connection with a merger, acquisition, consolidation, joint venture, strategic alliance or other commercial relationship with such third party relating to the operation of the Company’s business, the primary purpose of which is not to raise equity capital; and (iv) shares of Common Stock or other securities issued in connection with any stock split, stock dividend or recapitalization of the Company.

(c) Notice. Within 15 days following any transaction by the Company which would result in the Subscribers in the Offering being entitled to additional shares of Common Stock hereunder, the Company shall provide written notice of such transaction to each Subscriber of the terms of such transaction and shall, within 30 days of consummation of such transaction, deliver share certificates to the Subscribers representing any additional Common Shares. Any such additional Common Shares shall be included in the term Registrable Securities.

6.3 Right of Participation.

(a) Subsequent Financing. During the period commencing on the Closing Date and expiring on the first to occur of (i) the twelve (12) month anniversary of the Effective Date of the Registration Statement or (ii) the twenty-four (24) month anniversary of the Closing Date, the Company will not, directly or indirectly, effect a subsequent financing (a “Subsequent Financing”) of its securities (whether structured as debt or equity), unless in each such case the Company shall have first offered to sell to the Subscribers in this Offering, in the aggregate, an amount of the securities offered in such Subsequent Financing equal to 50% of the securities offered in such Subsequent Financing (the securities to be offered to Subscribers pursuant to this Section being referred to herein in the “Offered Securities”). The Company shall offer to sell to each Subscriber (A) such Subscriber’s pro rata share of the Offered Securities (the “Basic Amount”), and (B) such additional portion of the Offered Securities as such Subscriber shall indicate it will purchase should the other Subscribers subscribe for less than their Basic Amounts (the “Undersubscription Amount”), at a price and on such other terms as shall have been specified by the Company in writing delivered to such Subscriber (the “Participation Notice”). The Company shall deliver the Participation Notice to the Subscribers at least 5 business days prior to the closing of the Subsequent Financing. Any Subscriber desiring to participate in such Subsequent Financing must provide written notice to the Company by not later than 5:30 p.m. (New York City time) on the 3rd business day following the date that the Company delivered such Participation Notice (the “Notice Period”) (calculated in accordance with the notice provisions set forth below in Section 7.7).

(b) Notice of Acceptance. Each Subscriber that wishes to exercise its rights hereunder with respect to a Subsequent Financing shall deliver written notice thereof (a “Notice of Acceptance”) to the Company prior to the expiration of the Notice Period, specifying the amount of such Subscriber’s Basic Amount that the Subscriber elects to purchase and, if such Subscriber elects to purchase all of its Basic Amount, the Undersubscription Amount that Subscriber elects to purchase. If the Company receives no Notice of Acceptance from a Subscriber by the expiration of the Notice Period, such Subscriber shall be deemed to have notified the Company that it does not elect to participate. If the aggregate of the Basic Amounts subscribed for by all Subscribers is less than the total Offered Securities, each Subscriber who has indicated in its Notice of Acceptance that it wishes to purchase Undersubscription Amounts shall be entitled to purchase all Undersubscription Amounts it has subscribed for; provided, however, that if the aggregate of the Undersubscription Amounts subscribed for exceed the difference between the Offered Securities and the Basic Amounts subscribed for (the “Available Undersubscription Amount”), each Subscriber who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Undersubscription Amount subscribed for by such Subscriber bears to the total Undersubscription Amounts subscribed for by all Subscribers, subject to rounding by the Board of Directors to the extent it deems reasonably necessary.

(c) Permitted Sales of Refused Securities. In the event that Notices of Acceptance are not timely delivered by the Subscribers in respect of some or all of the Offered Securities, the Company shall have sixty (60) business days from the expiration of the Offer Period to close the Subsequent Financing described in the Participation Notice to the persons or entities specified therein, but only upon terms and conditions described in the Participation Notice, including, without limitation, price and interest rates (if applicable), which are, in the aggregate, no more favorable to such other persons or entities or less favorable to the Company than those set forth in the Participation Notice. The Company must provide the Subscribers with a second Participation Notice, and the Subscribers will again have a right of participation, if the Subsequent Financing subject to the initial Participation Notice is not consummated within 60 business days after the date of the initial Participation Notice.

(d) Closing. Upon each closing of the purchase and sale of Offered Securities, the Subscriber shall purchase from the Company, and the Company shall sell to the Subscriber the number of Offered Securities specified in the Notices of Acceptance, upon the terms and conditions specified in the Participation Notice. The purchase by the Subscribers of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Subscribers of a purchase agreement relating to such Offered Securities on the same terms and conditions applicable to other persons or entities purchasing the Offered Securities.

(e) Subsequent Financing. Notwithstanding the foregoing, this Section 6.3 shall not apply in respect of an Exempt Issuance or to a registered public offering of the Company’s securities.

6.4 Additional Post-Closing Covenants.

(a) Board of Directors. As soon as possible after the Closing, the Company shall appoint to its board of directors one “independent” director nominated by the Subscribers of a majority of the Units purchased hereunder and one “independent” director nominated by the Financial Advisor and reasonably acceptable to the Company. After such initial appointment, the Company shall seek to nominate such individuals for reelection to the board for at least two subsequent years. As used herein, the term “independence” shall be as defined in the Marketplace Rules of the Nasdaq Stock Market.

(b) Limitation on Equity Awards. Commencing on the Closing Date and expiring on the first to occur of (i) the twelve month anniversary of the Effective Date of the Registration Statement contemplated by Section 6.1 or (ii) the eighteen month anniversary of the Closing Date, the Company shall not issue any award under its employee stock option plan at an exercise price less than the per share purchase price of the Common Stock included in the Units offered hereby ($0.25).

ARTICLE VII

MISCELLANEOUS

7.1 Survival; Severability. The representations and warranties set forth in Articles II and III hereof shall survive the Closing. No investigation made by or on behalf of either party shall affect the representations and warranties made pursuant to this Agreement. No party makes any additional or implied representations other than those set forth herein. Each provision of this Agreement is intended to be severable from every other provisions, and the invalidity or illegality of any portion hereof, shall not affect the validity or legality of the remainder hereof.

7.2 Expenses. Each party hereto shall bear and pay all costs and expenses incurred by it in connection with the transactions contemplated hereby, including fees and expenses of its own brokers, finders, financial consultants, accountants and counsel.

7.3 Entire Agreement. This Agreement, including the Exhibits, contains the entire agreement and understanding of the parties with respect to its subject matter. This Agreement supersedes all prior arrangements and understandings between the parties, either written or oral, with respect to its subject matter.

7.4 Binding Effect of Subscription. The Subscriber hereby acknowledges and agrees, subject to any applicable state securities laws that the subscription and application hereunder are irrevocable, that the Subscriber is not entitled to cancel, terminate or revoke this Agreement and that this Agreement shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the Subscriber and his heirs, executors, administrators, successors, legal representatives, and assigns. If the Subscriber is more than one person, the obligations of the Subscriber hereunder shall be joint and several, and the agreements, representations, warranties, and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors, legal representatives, and assigns.

7.5 Captions. The table of contents and captions contained in this Agreement are for reference purposes only and are not part of this Agreement.

7.6 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Subscribers holding a majority of the Securities subscribed for in the Offering or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought (in the case of the Subscribers, such waiver shall be in writing and approved by a majority of the Subscribers). No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

7.7 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a business day or later than 5:30 p.m. (New York City time) on any business day, (c) the first business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be (i) for the Company, the address set forth on the first page of this Agreement and (ii) for a Subscriber, the address provided by such Subscriber on the investor questionnaire annexed hereto.

7.8 Execution. This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, or all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

7.9 Non-Assignment; Successors. This Agreement is not transferable or assignable by the Subscriber except as may be provided herein. This Agreement shall be binding upon and inure to the benefit of the Company, the Subscribers and their respective successors and permitted assigns.

7.11 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of New York (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a proceeding to enforce any provisions of this Agreement, then the prevailing party in such proceeding shall be reimbursed by the other party for its reasonable attorney’s fees and other reasonable costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

Signature pages to Subscription Agreement Follows

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed or caused this Subscription Agreement to be executed by their signature as natural persons or by individuals by their duly authorized officers as of the __ day of ____________, 2007.

THE COMPANY:
MEDIAMORPH, INC.:

Michael Sid, Chief Executive Officer

EXECUTION BY AN INDIVIDUAL

(Not applicable to entities)

IF YOU ARE PURCHASING SECURITIES WITH YOUR SPOUSE, YOU MUST BOTH SIGN THIS SIGNATURE PAGE.

PLEASE INDICATE DESIRED TYPE OF OWNERSHIP OF SECURITIES:

☐	Individual
☐	Joint Tenants (rights of survivorship)
☐	Tenants in Common (no rights of survivorship)

I represent that the foregoing information is true and correct.

IN WITNESS WHEREOF, the undersigned has duly executed this Subscription Agreement and agrees to the terms hereof.

Dated: __________________ _____ 2007

Subscription Amount: $_____________

Number of Shares of Common Stock to be purchased: _______________

(Name of Investor - Please Print)

(Signature)

(Name of co-Investor - Please Print)

(Signature of Co-Investor)

PARTNERSHIP SIGNATURE PAGE

The undersigned PARTNERSHIP hereby represents and warrants that the person signing this Subscription Agreement on behalf of the PARTNERSHIP is a general partner of the PARTNERSHIP, has been duly authorized by the PARTNERSHIP to acquire the Securities and sign this Subscription Agreement on behalf of the PARTNERSHIP and, further, that the undersigned PARTNERSHIP has all requisite authority to purchase such Securities and enter into the Subscription Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed this Subscription Agreement and agrees to the terms hereof.

Dated: __________________ _____ 2007

Subscription Amount: $_____________

Number of Shares of Common Stock to be purchased: _______________

Name of Partnership (Please Type or Print)
By:
(Signature)

Name:
(Please Type or Print)

Title:
(Please Type or Print)

CORPORATION/LIMITED LIABILITY COMPANY SIGNATURE PAGE

The undersigned CORPORATION or LIMITED LIABILITY COMPANY hereby represents and warrants that the person signing this Subscription Agreement on behalf of the CORPORATION or LIMITED LIABILITY COMPANY has been duly authorized by all requisite action on the part of the CORPORATION or LIMITED LIABILITY COMPANY to acquire the Securities and sign this Subscription Agreement on behalf of the CORPORATION or LIMITED LIABILITY COMPANY and, further, that the undersigned CORPORATION or LIMITED LIABILITY COMPANY has all requisite authority to purchase the Securities and enter into this Subscription Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed this Subscription Agreement and agrees to the terms hereof.

Dated: __________________ _____2007

Subscription Amount: $_____________

Number of Shares of Common Stock to be purchased: _______________

Name of Corporation Or Limited Liability Company (Please Type or Print)
By:
(Signature)

Name:
(Please Type or Print)

Title:
(Please Type or Print)

TRUST/RETIREMENT PLAN SIGNATURE PAGE

The undersigned TRUST or RETIREMENT PLAN hereby represents and warrants that the persons signing this Subscription Agreement on behalf of the TRUST or RETIREMENT PLAN are duly authorized to acquire the Securities and sign this Subscription Agreement on behalf of the TRUST or RETIREMENT PLAN and, further, that the undersigned TRUST or RETIREMENT PLAN has all requisite authority to purchase such Securities and enter into the Subscription Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed this Subscription Agreement and agrees to the terms hereof.

Dated: __________________ _____ 2007

Subscription Amount: $_____________

Number of Shares of Common Stock to be purchased: _______________

Title of Trust or Retirement Plan (Please Type or Print)
By:
Signature of Trustee or Authorized Signatory

Name of Trustee:
(Please Type or Print)

By:
Signature of Co-Trustee if applicable

Name of Co-Trustee:
(Please Type or Print)

EXHIBIT A

INVESTOR QUESTIONNAIRE